Exhibit 10.50

SECOND AMENDMENT TO PURCHASE AND SALE

AGREEMENT WITH JOINT ESCROW INSTRUCTIONS

This SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT WITH JOINT ESCROW INSTRUCTIONS (the “Amendment”) is made as of August 15, 2003 by and between UNIFIED WESTERN GROCERS, INC., a California corporation (the “Seller”), and THE ALAMO GROUP, INC., a California corporation (the “Buyer”), who agree as follows:

1. Recitals. This Amendment is made with reference to the following facts and circumstances:

(a) The Seller and the Buyer are parties to a Purchase and Sale Agreement With Joint Escrow Instructions made as of June 19, 2003, an Addendum to Purchase and Sale Agreement With Joint Escrow Instructions made as of June 25, 2003, and a First Amendment to Purchase and Sale Agreement With Joint Escrow Instructions made as of July 31, 2003 (collectively, the “Agreement”).

(b) The Seller and the Buyer desire to amend the Agreement to extend the “Cancellation Period” (as defined in the Agreement) during which the Buyer may elect to cancel all or a portion of the transaction and during which the Seller may elect to sell some or all of the Category B Locations (as defined in the Agreement) to a third party.

2. Amendment. The first sentence of Section 7.1 of the Agreement is amended to read as follows:

Buyer will have the option, in its sole discretion, to cancel the transaction contemplated hereby and terminate this Agreement as to all (but not less than all) of the Category A Locations and/or all (but not less than all) of the Category B Locations by the giving of written notice of cancellation at any time following the opening of the Escrow and on or before August 22, 2003 (the “Cancellation Period”).

3. Agreement Remains in Effect. Except as amended by this Amendment, the Agreement remains unmodified and in full force and effect.

The parties have caused this Amendment to be duly executed by their respective duly authorized officers or agents as of the date first set forth above.

UNIFIED WESTERN GROCERS, INC., a California corporation		THE ALAMO GROUP, INC., a California corporation

By:	/s/ ROBERT M. LING, JR.	By:	/s/ DONALD F. GAUBE
	Robert M. Ling, Jr.		Donald F. Gaube
	Executive Vice President and		President
Corporate Secretary

By:	/s/ GARY C. HAMMETT	By:	/s/ MICHAEL J. NEPODAL
	Gary C. Hammett		Michael J. Nepodal
	Vice President - Real Estate		Secretary